Exhibit 10.3
SUPPLEMENT NO. 1 TO SECURITY AGREEMENT
     This SUPPLEMENT NO. 1 dated as of August 5, 2011 (this “Supplement”), is delivered in connection with (a) the Security Agreement dated as of February 15, 2011 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), among Basic Energy Services, Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower (such subsidiaries together with the Borrower, the “Debtors”) and Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the holders of the Secured Obligations (as defined therein) and (b) the Guaranty dated as of February 15, 2011 (as amended, restated or otherwise modified from time to time, the “Guaranty”) made by the Debtors other than the Borrower (the “Guarantors”) for the benefit of the Administrative Agent and the Lenders.
     A Reference is made to the Credit Agreement dated as of February 15, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and others. Pursuant to the Guaranty, the Guarantors have agreed to guarantee, among other things, the full payment and performance of all of the Borrower’s obligations under the Credit Agreement.
     B. The Debtors have entered into the Security Agreement and the Guarantors have entered into the Guaranty as a condition precedent to the effectiveness of the Credit Agreement. Section 7.12 of the Security Agreement and Section 19 of the Guaranty provide that additional Subsidiaries of the Borrower may become Debtors under the Security Agreement and Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (each such undersigned Subsidiary individually being a “New Debtor”, and collectively, the “New Debtors”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Debtors under the Security Agreement and Guarantors under the Guaranty.
     C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, the Guaranty, and the Credit Agreement.
     Accordingly, the Administrative Agent and the New Debtors agree as follows:
     SECTION 1. In accordance with Section 7.12 of the Security Agreement, each New Debtor by its signature below becomes a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor, and each New Debtor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct in all material respects on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to the New Debtors. In furtherance of the foregoing, each New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in and lien on all of such New Debtor’s right, title and interest in and to the Collateral of such New Debtor. Each reference to a “Debtor” in the Security Agreement shall be deemed to include the New Debtors.
     SECTION 2. In accordance with Section 19 of the Guaranty, each New Debtor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor, and each New Debtor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Debtors.
     SECTION 3. Each New Debtor represents and warrants to the Administrative Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 4. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 5. Except as expressly supplemented hereby, the Security Agreement and the Guaranty shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     SECTION 7. All communications and notices to a New Debtor under the Security Agreement or the Guaranty shall be in writing and given as provided in Section 7.2 of the Security Agreement to the address for such New Debtor set forth under its signature below.
     SECTION 8. Each New Debtor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.
[Signature pages follow.]

     IN WITNESS WHEREOF, the New Debtors and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

Maverick Stimulation Company, LLC
Maverick Coil Tubing Services, LLC
MCM Holdings, LLC
Maverick Thru-Tubing, LLC
The Maverick Companies, LLC
Maverick Solutions, LLC
MSM Leasing, LLC

By:	/s/ Alan Krenek

Name:	Alan Krenek
Title:	Senior Vice President, CFO and Treasurer
Address:	500 W. Illinios Ste 100
Midland, TX 79701

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michelle Diggs

Michelle Diggs
Agency Management Officer
901 Main Street
Mail Code: TX1-492-14-11
Dallas, TX 75202
Signature Page to Supplement No. 1 to Security Agreement

SCHEDULE 3.3
ORGANIZATION & LOCATION INFORMATION

	Jurisdiction &		Chief Executive Office,
	Type of	Organizational	Sole Place of Business, or
Debtor	Organization	ID#	Principal Residence
Maverick Coil Tubing Services, LLC	Colorado limited liability company	20001207071	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
Maverick Solutions, LLC	Colorado limited liability company	20031245775	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
Maverick Stimulation Company, LLC	Colorado limited liability company	19961105940	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
Maverick Thru-Tubing Services, LLC	Colorado limited liability company	20091658924	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
MCM Holdings, LLC	Colorado limited liability company	20011090566	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
MSM Leasing, LLC	Colorado limited liability company	20091399908	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
The Maverick Companies, LLC	Colorado limited liability company	20061298717	88 Inverness Circle East, Suite G101 Englewood, Colorado 80112
Schedule 3.3 to Supplement No. 1 to Security Agreement

SCHEDULE 3.4
CERTAIN COLLATERAL
PATENTS:
     Pending
1.	Patent Pending: Apparatus and Methods for Producing Chlorine Dioxide
     First Named Inventor: Kristian E. Grimland
     Company: Maverick Stimulation Company, LLC
     Serial Number: 12/719,372
     Filed: March 8, 2010
Docket #: 5626/11(a)

2.	Patent Pending: Anolyte Solution for Preventing Biofouling in Oil/Gas Field Equipment Company: Maverick Solutions, LLC Serial Number: 60/887,467 Filed: January 31, 2007 Docket #:5626/5

Patent

3.	Patent: Multiple Tub Mobile Blender
     Inventors: Kristian E. Grimland and Timothy L. Anderson
     Company: Maverick Stimulation Company, LLC
     Patent No.: US 6,193,402 B1
     Date of Patent: February 27, 2001
     Assignment: Assigned to Maverick Stimulation Company, LLC
On October 2, 1998

4.	Patent: Multiple Tub Mobile Blender and Method of Blending
      Inventors: Kristian E. Grimland and Timothy L. Anderson
      Company: Maverick Stimulation Company, LLC
      Patent No.: US 6,286,986 B2
Date of Patent: September 11, 2001

TRADEMARKS:

1.	Trademark: “Maverick Stimulation Company, LLC” and design Registered Date: July 27, 1999 Reg No. 2,264,193

2.	Trademark: “MAVTRACK” and design Registered Date: April 1, 2003 Reg. No. 2,702,941
Schedule 3.4 to Supplement No. 1 to Security Agreement

3.	Trademark: “THE MAVERICK COMPANIES” (and Design)
Registered Date: May 20, 2008
Reg. No. 3,429,297

4.	Trademark: “MAVERICK COIL TUBING SERVICES, LLC”
(and design)
Registered Date: July 15, 2008
Reg. No. 3,465,148

5.	Trademark: “MAV”
Registered Date: July 20, 1999
Reg No. 2,262,206

6.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 7)
Registered Date: February 26, 2008
Reg. No. 3,387,858

7.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 40)
Registered Date: February 26, 2008
Reg. No. 3,387,857
Schedule 3.4 to Supplement No. 1 to Security Agreement

SCHEDULE 3.5(A)
PLEDGED EQUITY

			Number &
		Certificate	Type of	Percentage
Pledgor	Pledged Entity	#	Shares	of Shares
Basic Energy Services, L.P.	Maverick Coil Tubing Services, LLC	*	membership interests	100%
Basic Energy Services, L.P.	Maverick Solutions, LLC	*	membership interests	100%
Basic Energy Services, L.P.	Maverick Stimulation Company, LLC	*	membership interests	100%
Basic Energy Services, L.P.	Maverick Thru-Tubing Services, LLC	*	membership interests	100%
Basic Energy Services, L.P.	MCM Holdings, LLC	*	membership interests	100%
Basic Energy Services, L.P.	MSM Leasing, LLC	*	membership interests	100%
Basic Energy Services, L.P.	The Maverick Companies, LLC	*	membership interests	100%

*	The membership interest in each of the entities are not currently represented by certificates issued to the membership interest owner.
Schedule 3.5(a) to Supplement No. 1 to Security Agreement

SCHEDULE 3.5(C)
PLEDGED INSTRUMENTS
None.
Schedule 3.5(c) to Supplement No. 1 to Security Agreement

SCHEDULE 3.7
INTELLECTUAL PROPERTY
Copyrights:    None.
Patents:

Pending
1.	Patent Pending: Apparatus and Methods for Producing Chlorine Dioxide
First Named Inventor: Kristian E. Grimland
Company: Maverick Stimulation Company, LLC
Serial Number: 12/719,372
Filed: March 8, 2010
Docket #: 5626/11(a)

2.	Patent Pending: Anolyte Solution for Preventing Biofouling in Oil/Gas Field Equipment
Company: Maverick Solutions, LLC
Serial Number: 60/887,467
Filed: January 31, 2007
Docket #:5626/5
Patent

3.	Patent: Multiple Tub Mobile Blender
Inventors: Kristian E. Grimland and Timothy L. Anderson
Company: Maverick Stimulation Company, LLC
Patent No.: US 6,193,402 B1
Date of Patent: February 27, 2001
Assignment: Assigned to Maverick Stimulation Company, LLC
On October 2, 1998

4.	Patent: Multiple Tub Mobile Blender and Method of Blending
Inventors: Kristian E. Grimland and Timothy L. Anderson
Company: Maverick Stimulation Company, LLC
Patent No.: US 6,286,986 B2
Date of Patent: September 11, 2001
Schedule 3.7 to Supplement No. 1 to Security Agreement

Trademarks:
1.	Trademark: “Maverick Stimulation Company, LLC” and design
Registered Date: July 27, 1999
Reg No. 2,264,193
Company: Maverick Stimulation Company, LLC

2.	Trademark: “MAVTRACK” and design
Registered Date: April 1, 2003
Reg. No. 2,702,941
Company: Maverick Stimulation Company, LLC

3.	Trademark: “THE MAVERICK COMPANIES” (and Design)
Registered Date: May 20, 2008
Reg. No. 3,429,297
Company: Maverick Stimulation Company, LLC

4.	Trademark: “MAVERICK COIL TUBING SERVICES, LLC”
(and design)
Registered Date: July 15, 2008
Reg. No. 3,465,148
Company: Maverick Stimulation Company, LLC

5.	Trademark: “MAV”
Registered Date: July 20, 1999
Reg No. 2,262,206
Company: Maverick Stimulation Company, LLC

6.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 7)
Registered Date: February 26, 2008
Reg. No. 3,387,858
Company: Maverick Solutions, LLC

7.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 40)
Registered Date: February 26, 2008
Reg. No. 3,387,857
Company: Maverick Solutions, LLC
Schedule 3.7 to Supplement No. 1 to Security Agreement

SCHEDULE 3.8
LOCATION OF RIGS
None.
Schedule 3.8 to Supplement No. 1 to Security Agreement

SCHEDULE 3.9
BANK ACCOUNTS
None.
Schedule 3.9 to Supplement No. 1 to Security Agreement